Exhibit 99

SLIDE 1

Deutsche Bank Conference

New York

June 15, 2005

Northeast

Utilities System

SLIDE 2

Safe Harbor Provisions

This presentation contains statements concerning NU’s expectations, plans, objectives, future financial performance and other statements that are not historical facts. These statements are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. In some cases, a listener can identify these forward-looking statements by words such as estimate, expect, anticipate, intend, plan, believe, forecast, should, could, and similar expressions. Forward-looking statements involve risks and uncertainties that may cause actual results or outcomes to differ materially from those included in the forward-looking statements.

Factors that may cause actual results to differ materially from those included in the forward-looking statements include, but are not limited to, actions by state and federal regulatory bodies; competition and industry restructuring; changes in economic conditions; changes in weather patterns; changes in laws, regulations or regulatory policy; expiration or initiation of significant energy supply contracts; changes in levels of capital expenditures; development in legal or public policy doctrines; technological developments; volatility in electric and natural gas commodity markets; effectiveness of our risk management policies and procedures;

changes in accounting standards and financial reporting regulations; fluctuations in the value of electricity positions; obtaining new contracts and anticipated volumes and margins; terrorist attacks on domestic energy facilities; and other presently unknown or unforeseen factors.

Other risk factors are detailed from time to time in our reports to the SEC. We undertake no obligation to update the information contained in any forward-looking statements to reflect developments or circumstances occurring after the statement is made.

SLIDE 3

NU Overview

•

Restructuring competitive businesses

•

Growing regulated capital investment

SLIDE 4

2005 Competitive Business Organization

Organizational chart

NU
Holyoke Water Power*		Regulated Utilities
NU Enterprises
- Select Energy* - Retail* - Wholesale**
- Northeast Generation Company*
- Northeast Generation Services*
- Select Energy Services**
- Contracting** - E.S. Boulos** - Woods Electric** - Woods Network** - Select Energy Contracting**

*

Competitive businesses

             being retained

             MERCHANT ENERGY

**         Competitive businesses

             being exited

             ENERGY SERVICES

SLIDE 5

Pie chart illustrating

Competitive Business Perspective

as of 12/31/04

Competitive Business Revenues

(Shown in billions of $)

	Wholesale	Services	Generation	Retail
Revenues	$1.5	$0.3	$0.2	$0.9

Total - $2.9 billion

SLIDE 6

Components of First Quarter Competitive Results

($ millions)	Merchant	NUEI Services & Parent
Day-to-day operations	$11.7	($3.2)
Retail supply M-T-M	$59.9	-
Shorter-term contract M-T-M	$16.5	-
Services impairments	-	($25.3)
Natural gas hedges	($25.7)	-
Other wholesale marketing M-T-M Charges	($37.1)	-
Long-dated contract M-T-M	($164.2)	-
Total Net Income	($138.9)	($28.5)

SLIDE 7

Status of Exit of Wholesale Marketing and Services Businesses

•

Wholesale business

•

High level of interest based on indicative proposals

•

Short list of bidders developed

•

Expect final bids in July

•

Expect to close the transaction(s) in fourth quarter

•

Services businesses (Woods Network, SECI – NH, E.S. Boulos, SESI, SECI – CT, Woods Electric)

•

Marketing effort on 4 of 6 businesses has commenced

•

Varying degrees of interest expressed in each of the businesses

•

Expect to close on one or more transactions in 2005

SLIDE 8

NU’s Regulated Business Investment Thesis

•

Investment in distribution and regulated generation infrastructure continues to improve system performance.

•

Electric transmission upgrades critical to Northeast.

•

Increases system reliability, especially in Southwest CT

•

Reduces congestion costs to customers in New England, primarily in CT

•

Supported by federal and state regulators

SLIDE 9

Regulated Distribution Projects

Multi- Year Projects		Ongoing Annual Investment

(Illustration)	CL&P distribution		$225 million/yr.
Yankee Gas LNG
$108 million	PSNH distribution & generation		$80 million/yr.

(Illustration)	Yankee distribution		$40 million/yr.
PSNH Northern Wood
$75 million	WMECO distribution		$30 million/yr.

	Total:		$375 million/yr.

SLIDE 10

(Bar chart illustrating)

Distribution and Generation Rate Base

Capital investment in needed projects will result in a growing distribution and generation rate base over the next five years

(Shown in millions of $)

	2004	2005 Projected	2006 Projected	2007 Projected	2008 Projected	2009 Projected
CL&P	1197.5	1375.3	1539.8	1704.2	1851	1972.1
PSNH	713.2	750.5	824.5	885.1	933	976.7
WMECO	213.8	233.5	264.1	285.7	305.3	324.6
Yankee	426.9	434.7	453.2	573.8	585.6	593.8

SLIDE 11

The Nation’s Transmission System is in Need of Significant Additions and Upgrades

FERC’s Electric Transmission Constraint Study identified congestion points that need immediate relief.

•

A 2001 Edison Electric Institute (EEI) study identified $56B in transmission infrastructure investment needs.

•

The Federal Energy Regulatory Commission (FERC) has identified $12B that is needed simply to relieve immediate congestion points.

•

The August 14, 2003 blackout report addresses the need for significant new transmission investments.

(U.S. map illustrating)

Transmission Constraints in the Contiguous U.S.

Northeast

•

Northeast of Boston*

•

East NY*

•

SW CT Interface*

•

Southeast PA

•

West VA/PIM Interface

•

Southeast West VA

     *Red Circled Area – Includes NU Service

       Territory

Midwest

•

Southwest MI

•

Central IA

•

East KS/MO Interface

•

Central MO

West

•

Pacific DC Intertie

•

CA/OR Interface

•

WY/ID Interface

•

Central CA

•

Northeast AZ

•

Southern CA

SLIDE 12

In New England, the Regional Transmission Expansion Plan (RTEP)

Identifies Nearly $2.4 Billion in Projects

NU’s part of that transmission expansion program is over $1.4 billion.

(Pie chart illustrating)

                                     RTEP05 Transmission Projects

NU	57%
NGrid	18%
NSTAR	10%
UI	9%
Bangor Hydro	5%
Energy East	1%

SLIDE 13

Regulated Transmission Projects

Multi- Year Projects		Ongoing Annual Investment

(Illustration)	CT Transmission		$40 million/yr.
Bethel-Norwalk $300 - $350 million
	NH Transmission		$20 million/yr.

(Illustration)	MA Transmission		$ 2 million/yr.
Middletown-Norwalk $670 - $794 million

(Illustration)
Glenbrook Cables $120 million	Total:		$62 million/yr.

SLIDE 14

The Need: An Adequate Transmission System

Southwest CT improvements have been a top priority in each of ISO-NE’s last four regional transmission expansion plans. Our four major projects there total over $1.3 billion in investment.

(Illustration showing map of Connecticut with locations of existing and proposed transmission lines)

(Map shows proposed lines in area of 50% of CT Load)

Middletown-Norwalk 345 kV

Underground & Overhead

$670-794 Million (NU 80% Share)

•

69 miles 345kV  (35% underground)

•

57 miles 115kV  (1% underground)

•

Projected in-service date:  2009

Long Island Cable

138 kV cross sound

$72 Million (NU 50% Share)

•

11 miles 138kV submarine cable

•

Joint project with LIPA

•

Projected in-service date:  2007

Glenbrook Cables

115 kV underground

$120 Million

•

9 miles 115kV underground

•

Projected in-service date:  2008

Bethel-Norwalk

345 kV Underground

& Overhead

$300-350 Million

•

21 miles 345kV (56% underground)

•

10 miles 115kV (100% underground)

•

Projected in-service date:  Dec 2006

SLIDE 15

Transmission Rate Base

NU’s capital investment will also result in a growing transmission rate base over the next five years.

(Bar chart illustrating capital investment broken down by entity)

Shown in millions of $

	2004	2005 Projected	2006 Projected	2007 Projected	2008 Projected	2009 Projected
CL&P	304.6	330.4	586.2	617	783.4	1440.8
PSNH	124.2	101.5	132.2	180.2	188.1	183.9
WMECO	57.6	62.8	62.2	62.7	62	61.4

SLIDE 16

Transmission Investment has a Favorable

Regulatory and Financial Environment

•

NU’s transmission tariffs fully track all transmission costs. Forward looking rates and the annual true-up provision lowers the risks associated with recovery of transmission investment

•

ROEs granted by FERC are more robust than those being granted by retail commissions

•

NU has put in place risk management initiatives to manage transmission projects

SLIDE 17

Summary

•

Competitive businesses changes on schedule

•

Execution of the competitive business plan should result in a significant reduction in risk profile

•

Significant opportunities to deploy capital in both the distribution and transmission businesses

•

Current regulated projects are on schedule

•

NU will take steps to ensure continued financial strength